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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                       (Date of earliest event reported):


                                 March 7, 2000

                          GELTEX PHARMACEUTICALS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

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
          Delaware                              0-26872                                    04-3136767
-----------------------------           ------------------------                -----------------------------------
(State or Other Jurisdiction            (Commission File Number)                (I.R.S. Employer Identification No.)
    of Incorporation)
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                               153 SECOND AVENUE,
                          WALTHAM, MASSACHUSETTS 02451
              (Address of principal executive office and zip code)

              Registrant's telephone number, including area code:
                                 (781) 290-5888


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ITEM 5. OTHER EVENTS.

     On March 13, 2000, the Registrant publicly disseminated a press release announcing that the Registrant had entered into two common stock purchase agreements for the sale of up to an aggregate of 3,500,000 shares of Common Stock. The shares had been registered pursuant to an effective Registration Statement on Form S-3. Pursuant to a stock purchase agreement the Registrant has issued an aggregate of 1,750,000 shares of Common Stock to five purchasers at a purchase price of $20.00 per share for a total purchase price of $35 million. The Registrant may sell up to an additional 1,750,000 shares of Common Stock to Acqua Wellington North American Equities Fund, Ltd. at a small discount to market price pursuant to another stock purchase agreement.

     The foregoing description is qualified in its entirety by reference to the following documents, each of which is incorporated herein by reference, (i) the Common Stock Purchase Agreement dated as of March 7, 2000 by and among the Registrant and certain investors named therein, attached hereto as Exhibit 10.1,
(ii) the Common Stock Purchase Agreement dated as of March 7, 2000 by and between the Registrant and Acqua Wellington North American Equities Fund, Ltd., a copy of which is attached hereto as Exhibit 10.2, and (iii) the Registrant's press release dated March 13, 2000, a copy of which is attached hereto as
Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

          10.1 Common Stock Purchase Agreement dated as of March 7, 2000 by and among the Registrant and certain purchasers named therein.

          10.2 Common Stock Purchase Agreement dated as of March 7, 2000 by and between the Registrant and Acqua Wellington North American Equities Fund, Ltd.

          99.1      The Registrant's Press Release Dated March 13, 2000.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   GELTEX PHARMACEUTICALS, INC.


                                   By: /s/ Mark Skaletsky
                                       -----------------------------------------
                                       Mark Skaletsky
                                       President and Chief Executive Officer

Date: March 20, 2000


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                                 EXHIBIT INDEX

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Exhibit                                                                              Sequential
Number    Description                                                                Page Number
-------   -----------                                                                -----------

10.1 Common Stock Purchase Agreement, dated as of March 7, 2000, by and among the Registrant and certain purchasers named therein, is filed herewith,

10.2 Common Stock Purchase Agreement, dated as of March 7, 2000, by and between the Registrant and Acqua Wellington North American Equities Fund, Ltd., is filed herewith.

99.1 The Registrant's Press Release dated March 13, 2000, is filed herewith.
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